UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                 Date of Event Requiring Report: March 12, 2002
                                                ---------------


                          INTERNATIONAL WIRELESS, INC.
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             (Exact name of Registrant as Specified in Its Charter)


           Maryland                       000-27045            36-4286069
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification No.)


                              120 Presidential Way
                                Woburn, MA 01801
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (781) 939-7252
                                                          ------------------


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          (Former name or former address, if changes since last report)

ITEM  5.  OTHER EVENTS.

     On March 12, 2003, the Company announced that it has entered into a Letter of Intent (LOI) with Mitsubishi Electric Corporation (MELCO). The LOI is effective as of January 24, 2003 acting through MELCO's Mobile Terminal Center in Amagasaki, Japan.

     The purpose of the LOI is to develop for Mitsubishi multiple applications utilizing International Wireless's patented technology to be deployed in
wireless  handsets.   Mitsubishi  is  a  major  supplier  of  cellular  handsets worldwide.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibit  No.   Document  Description
          -----------    ---------------------
                    10   Press Release of Letter of Intent with Mitsubishi
                         Electric Corporation.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 14, 2003                             International Wireless, Inc.
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                                                   (Registrant)

                                                    /s/  Jerry Gruenbaum
                                                   ----------------------------
                                                     Jerry Gruenbaum Secretary